SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 28, 2015

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 976-4636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 28, 2015, XPO Logistics, Inc. (“XPO”) issued a press release announcing its execution of a definitive agreement to acquire a majority interest in Norbert Dentressangle SA (“Norbert Dentressangle”), a leading global provider of contract logistics, including e-commerce fulfillment; freight brokerage and transportation; and global forwarding services. The proposed transaction is structured as the purchase of a majority interest in Norbert Dentressangle, subject to receipt of applicable regulatory approvals, followed by a tender offer for the remaining shares. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 28, 2015, XPO released a slide presentation expected to be used in connection with certain future investor presentations, including a conference call on Wednesday, April 29, 2015, at 8.00 a.m. Eastern Time to discuss the proposed acquisition of Norbert Dentressangle. A copy of the slide presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The slide presentation should be read together with XPO’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2014.

The information furnished in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of XPO under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that the registrant specifically incorporates any such information by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document

99.1	Joint Press Release, dated April 28, 2015.

99.2	Investor Presentation, dated April 28, 2015.

Forward Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and within the meaning of French stock exchange regulations, including the projected satisfaction of closing conditions for the acquisition and related financing, the expected closing date for the acquisition, the expected impact of the acquisition and the related financing, including the expected impact on XPO Logistics’ results of operations and EBITDA, the retention of the ND management team, the expected ability to integrate operations and technology platforms and to cross-sell services, and the expected ability to retain ND’s businesses and to grow XPO’s and ND’s businesses. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the Securities and

Exchange Commission and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the ND acquisition, including the expected impact on XPO’s results of operations; the ability to obtain the requisite regulatory approvals; the ability to realize anticipated synergies and cost savings with respect to acquired companies, including ND; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including retention of ND’s management team; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s and ND’s networks of third-party transportation providers; the ability to retain XPO’s, ND’s and other acquired companies’ largest customers; XPO’s ability to successfully integrate ND and other acquired businesses; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this report are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO, ND or their respective businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and neither XPO nor ND undertakes any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPO LOGISTICS, INC.

Date: April 28, 2015	/s/ Gordon E. Devens
Gordon E. Devens Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description of Document

99.1	Joint Press Release, dated April 28, 2015.

99.2	Investor Presentation, dated April 28, 2015.